UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report: April 22, 2015
(Date of earliest event reported)

Umpqua Holdings Corporation
(Exact Name of Registrant as Specified in Its Charter)

OREGON (State or Other Jurisdiction of Incorporation or Organization)	000-25597 (Commission File Number)	93-1261319 (I.R.S. Employer Identification Number)

One SW Columbia Street, Suite 1200
Portland, Oregon 97258
(address of Principal Executive Offices) (Zip Code)

(503) 727-4100
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b), (c) On April 22, 2015, Umpqua Holdings Corporation announced that EVP/Chief Lending Officer David Shotwell will step in as the company’s EVP/Chief Credit Officer following the retirement of current Chief Credit Officer Mark Wardlow, effective July 1, 2015.  The press release is attached as Exhibit 99.1.  Mr. Shotwell, age 56, has served as the company’s Chief Lending Officer since January 2009.  The terms of Mr. Shotwell’s employment agreement with the company will be filed by amendment when available.

Item 9.01     Financial Statements and Exhibits

(d)	Exhibits.
99.1 Press Release Announcing Chief Credit Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UMPQUA HOLDINGS CORPORATION (Registrant)
Dated: April 22, 2015	By:/s/ Andrew H. Ognall Andrew H. Ognall Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release Announcing Chief Credit Officer